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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 October 1, 2002
                        (Date of earliest event reported)


                               Rayovac Corporation
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             (Exact name of registrant as specified in its charter)


          Wisconsin                 001-13615                    22-2423556
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(State or other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)

                       601 Rayovac Drive Madison, WI 53711
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               (Address of principal executive offices) (Zip Code)


                                 (608) 275-3340
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                          Registrant's telephone number
                               including area code


                                 Not Applicable
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           Former Name or Former Address, if Changed Since Last Report


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This Amendment to the Current Report on Form 8-K amends the Current Report on
Form 8-K filed by Rayovac Corporation (the "Company") on October 16, 2002.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 16, 2002, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the Company's acquisition, on October 1, 2002, of the consumer battery business of VARTA AG ("VARTA"), other than VARTA's Brazilian joint venture.

This Amendment to the Current Report on Form 8-K is filed solely to include the financial statements and pro forma financial information described in Item 7 below.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements are included as Exhibit 99.1 to this report:

     (i) Audited Combined Financial Statements of the Consumer Battery Group of VARTA AG:

         Independent Auditors' Report.

         Combined Balance Sheets-German GAAP as of September 30, 2002 and December 31, 2001 and 2000.

         Combined Statements of Operations-German GAAP for the nine months ended September 30, 2002 and for the years ended December 31, 2001 and 2000.

         Combined Statements of Changes in Equity-German GAAP for the nine months ended September 30, 2002 and for the years ended December 31, 2001 and 2000.

         Combined Statements of Cash Flows-German GAAP for the nine months ended September 30, 2002 and for the years ended December 31, 2001 and 2000.

         Notes to Combined Financial Statements-German GAAP.

(b) PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma financial information with respect to the Registrant is included as
     Exhibit 99.2 to this report:

         Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2002.

         Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2002.

         Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)  EXHIBITS

         2.1* Joint Venture Agreement dated July 28, 2002, by and among the
              Company, VARTA and ROV German Limited GmbH, as amended.


                                       2

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         2.2* Third Amended and Restated Credit Agreement, dated October 1,
              2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

        23.1  Consent of Independent Auditors

        99.1 Combined Financial Statements of the Consumer Battery Group of VARTA AG (with independent auditors' report).

        99.2  Unaudited Pro Forma Condensed Combined Financial Statements.

        * Previously filed with the Registrant's Current Report on Form 8-K, as filed with the Securities and Exchange
              Commission on October 16, 2002, and hereby incorporated by reference herein.


                                       3

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 16, 2002


                               RAYOVAC CORPORATION



                                          By: /s/ Randall J. Steward
                                              ------------------------------
                                              Randall J. Steward
                                              Executive Vice President and Chief
                                              Financial Officer


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                                  INDEX TO EXHIBITS


EXHIBIT NUMBER       DESCRIPTION
2.1*                 Joint Venture Agreement dated July 28, 2002, by and among the
                     Company, VARTA and ROV German Limited GmbH, as amended.

2.2*                 Third Amended and Restated Credit Agreement, dated October 1,
                     2002, by and among the Company, VARTA Geratebatterie GmbH, the lenders party thereto, LaSalle Bank National Association, as documentation agent, Citicorp North America, Inc., as syndication agent, and Bank of America, N.A., as administrative agent.

23.1                 Consent of Independent Auditors

99.1                 Combined Financial Statements of the Consumer Battery
                     Group of VARTA AG (with independent auditors' report).

99.2                 Unaudited Pro Forma Condensed Combined Financial
                     Statements.

*                    Previously filed with the Registrant's Current Report on Form
                     8-K, as filed with the Securities and Exchange Commission on October 16, 2002, and hereby incorporated by reference herein.